SUNAMERICA SERIES TRUST
(12/31 Fiscal Year End Portfolio)


At a joint special meeting of shareholders held on March 24, 2014, the shareholders of SunAmerica Series Trust were asked to vote on the following proposals:

1.	Election of seven (7) Trustees to the Board
Final Vote:

For
Withheld
Carl D. Covitz
12,678,009.829
168,546.824
Gilbert T. Ray
12,681,735.371
164,821.332
Allan L. Sher
12,667,090.296
179,466.397
Bruce G. Willison
12,685,589.338
160,976.355
Garrett F. Bouton
12,684,176.216
162,380.477
Peter A. Harbeck
12,684,818.544
161,738.149
Jane Jelenko
12,679,679.922
166,876.771

2.	Amend And Restate The Declaration Of Trust Of Each
Trust.
2A.	To amend the Declaration of Trust in any Respect
in the future without shareholder approval.
Final Vote:
For
Against
Abstain
12,180,600.676
516,560.045
149,405.454

2B.	To permit the Board of Trustees to authorize the
reorganization of the Trust, a portfolio or a class
without shareholder approval when permitted by
applicable law.
Final Vote:
For
Against
Abstain
12,238,657.630
460,934.454
146,964.609

2C.	To permit the Board of Trustees to determine
circumstances under which a portfolio may
involuntarily redeem a shareholder's shares.
Final Vote:
For
Against
Abstain
12,228,123.454
453,354.986
165,078.254

2D.	To effect certain other changes.
Final Vote:
For
Against
Abstain
12,226,196.470
415,329.178
205,031.045



3.	To adopt, revise or eliminate the fundamental policies of
the portfolios as follows:
3A.	To revise the fundamental policy regarding
borrowing money.
Final Vote:

For
Against
Abstain
American Funds Asset
Allocation SAST
Portfolio
1,605,343.192
66,861.601
168,576.434
American Funds Global
Growth SAST Portfolio
3,721,734.523
152,574.948
84,693.192
American Funds
Growth SAST Portfolio
2,850,519.770
197,852.087
59,139.677
American Funds
Growth-Income SAST
Portfolio
2,593,388.335
133,540.314
58,825.357
VCPsm Managed Asset
Allocation SAST
Portfolio
1,066,955.789
39,245.275
47,305.199

3B.	To revise the fundamental policy regarding
underwriting.
Final Vote:

For
Against
Abstain
American Funds Asset
Allocation SAST
Portfolio
1,615,044.826
56,840.848
168,895.553
American Funds Global
Growth SAST Portfolio
3,734,890.156
132,928.433
91,184.074
American Funds
Growth SAST Portfolio
2,864,601.679
178,830.091
64,079.764
American Funds
Growth-Income SAST
Portfolio
2,604,488.875
199,161.812
62,103.319
VCPsm Managed Asset
Allocation SAST
Portfolio
1,063,195.362
44,558.784
45,752.117

3C.	To revise the fundamental policy regarding lending.
Final Vote:

For
Against
Abstain
American Funds Asset
Allocation SAST
Portfolio
1,615,815.474
61,264.469
163,701.284
American Funds Global
Growth SAST Portfolio
3,723,322.537
142,892.096
92,788.030
American Funds
Growth SAST Portfolio
2,851,787.295
194,440.349
61,283.890
American Funds
Growth-Income SAST
Portfolio
2,597,221.747
127,151.272
61,380.987
VCPsm Managed Asset
Allocation SAST
Portfolio
1,062,257.872
45,718.243
45,530.148



3D.	To adopt or revise the fundamental policy regarding
the issuance of senior securities.
Final Vote:

For
Against
Abstain
American Funds Asset
Allocation SAST
Portfolio
1,607,349.803
61,514.258
171,917.166
American Funds Global
Growth SAST Portfolio
3,737,833.525
130,340.614
90,828.524
American Funds
Growth SAST Portfolio
2,874,569.995
165,551.096
67,390.443
American Funds
Growth-Income SAST
Portfolio
2,610,703.681
116,321.925
58,728.400
VCPsm Managed Asset
Allocation SAST
Portfolio
1,069,093.267
38,249.700
45,353.296

3E.	To adopt or revise the fundamental policy regarding
investing in real estate.
Final Vote:

For
Against
Abstain
American Funds Asset
Allocation SAST
Portfolio
1,610,489.719
61,784.654
168,506.854
American Funds Global
Growth SAST Portfolio
3,738,448.362
129,495.900
91,058.401
American Funds
Growth SAST Portfolio
288,516.452
159,061.420
61,933.662
American Funds
Growth-Income SAST
Portfolio
2,617,260.880
105,761.563
62,731.563
VCPsm Managed Asset
Allocation SAST
Portfolio
1,076,416.070
33,486.763
43,603.430

3F.	To adopt or revise the fundamental policy regarding
investing in commodities.
Final Vote:

For
Against
Abstain
American Funds Asset
Allocation SAST
Portfolio
1,583,969.811
92,616.211
164,195.205
American Funds Global
Growth SAST Portfolio
3,732,304.614
137,108.556
89,589.493
American Funds
Growth SAST Portfolio
2,880,627.843
167,446.232
59,437.459
American Funds
Growth-Income SAST
Portfolio
2,615,897.448
111,074.589
58,781.969
VCPsm Managed Asset
Allocation SAST
Portfolio
1,067,832.546
41,029.023
44,644.694



3G.	To revise the fundamental policy regarding
concentration.
Final Vote:

For
Against
Abstain
American Funds Asset
Allocation SAST
Portfolio
1,620,494.357
59,535.227
160,751.643
American Funds Global
Growth SAST Portfolio
3,736,585.056
134,363.017
88,054.590
American Funds
Growth SAST Portfolio
2,874,733.610
167,446.232
59,437.459
American Funds
Growth-Income SAST
Portfolio
2,598,214.477
132,731.776
54,807.753
VCPsm Managed Asset
Allocation SAST
Portfolio
1,069,333.195
37,197.115
46,975.953

3H.	To remove the fundamental policy regarding
diversification.
Final Vote:

For
Against
Abstain
American Funds Asset
Allocation SAST
Portfolio
1,585,038.340
99,821.266
155,921.621
American Funds Global
Growth SAST Portfolio
3,723,542.224
154,510.938
80,949.501
American Funds
Growth SAST Portfolio
2,861,826.376
189,379.112
56,306.046
American Funds
Growth-Income SAST
Portfolio
2,585,296.161
149,838.948
50,618.897
VCPsm Managed Asset
Allocation SAST
Portfolio
1,046,846.927
59,742.858
46,916.478

3I.	To remove the fundamental policy regarding the
purchase of securities on margin.
Final Vote:

For
Against
Abstain
American Funds Asset
Allocation SAST
Portfolio
1,606,637.205
71,023.479
163,120.543
American Funds Global
Growth SAST Portfolio
3,697,567.238
174,154.181
87,281.244
American Funds
Growth SAST Portfolio
2,846,002.205
204,883.495
56,625.834
American Funds
Growth-Income SAST
Portfolio
2,576,320.303
151,896.319
57,537.384
VCPsm Managed Asset
Allocation SAST
Portfolio
1,049,394.862
55,774.396
48,337.005

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Disclosure (12-31 fye).doc